Exhibit 10.59
[Fishersville, Virginia]
[Floyd, Virginia]
[Independence, Virginia]
[Newport News, Virginia]
[Roanoke, Virginia]
[Staunton, Virginia]
[Williamsburg, Virginia]
[Windsor, Virginia]
[Woodstock, Virginia]
FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE
          This First Amendment to Amended and Restated Master Lease (“Amendment”) is dated as of July 9, 2004, by and among HCP VIRGINIA, INC., a Delaware corporation (“Landlord”), and GENERATION LEASING COMPANY II, LLC, a Virginia limited liability company, SP FISHERSVILLE, LLC, a Virginia limited liability company, SP GRAYSON, LLC, a Virginia limited liability company, SP KINGS DAUGHTERS, LLC, a Virginia limited liability company, SP NEWPORT NEWS, LLC, a Virginia limited liability company, SP WILLIAMSBURG, LLC, a Virginia limited liability company, SP WINDSOR, LLC, a Virginia limited liability company, TANDEM HEALTH CARE OF FLOYD, LLC, a Delaware limited liability company, and TANDEM HEALTH CARE OF WOODSTOCK, LLC, a Delaware limited liability company (hereinafter collectively and jointly and severally referred to as “Tenant”).
RECITALS
          A. Landlord and Tenant entered into an Amended and Restated Master Lease dated as of April 30, 2004 (the “Lease”), for certain skilled nursing facilities located in the Commonwealth of Virginia and more particularly described therein.
          B. Tandem Health Care, Inc., a Pennsylvania corporation (“Guarantor”), has guaranteed Tenant’s obligations under the Lease pursuant to a written guaranty in favor of Landlord (as the same may have been amended, modified, supplemented or reaffirmed from time to time, the “Guaranty”).
          C. Landlord and Tenant desire to memorialize their understanding regarding certain provisions of the Lease.
AGREEMENT
          Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. Landlord and Tenant hereby agree as follows:
          1. Effective Date. The Effective Date of the Lease with respect to (a) the Floyd Facility, the Fishersville Facility, the Newport News Facility, the Roanoke Facility, the Staunton Facility, the Williamsburg Facility, and the Woodstock Facility is April 30, 2004 and (b) the Independence Facility and the Windsor Facility is June 1, 2004.
          2. Term. The initial term of the Lease shall end on March 31, 2009.

          3. Lease Year. The first Lease Year for each Facility shall end on March 31, 2005.
          4. Full Force and Effect; Counterparts. Except as amended above, the Lease between Landlord and Tenant shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.
[Signature Page Follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LANDLORD:

HCP VIRGINIA, INC.,
a Delaware corporation

By:	/s/ Edward J. Henning

Name:	Edward J. Henning
Title:	Senior Vice President

TENANT:

GENERATION LEASING COMPANY II, LLC,
a Virginia limited liability company

By:	Tandem Health Care of Virginia, LLC,
Member

	By:	Tandem Health Care, Inc., its Member

By: /s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

SP FISHERSVILLE, LLC, a Virginia limited
liability company

By:	Tandem Health Care of Virginia, LLC,
Member

	By:	Tandem Health Care, Inc., its Member

By: /s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

SP GRAYSON, LLC, a Virginia limited liability
company

By:	Tandem Health Care of Virginia, LLC,
Member

	By:	Tandem Health Care, Inc., its Member

By: /s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

SP KINGS DAUGHTERS, LLC, a Virginia limited
liability company

By:	Tandem Health Care of Virginia, LLC,
Member

	By:	Tandem Health Care, Inc., its Member

		By:	/s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

SP NEWPORT NEWS, LLC, a Virginia limited
liability company

By:	Tandem Health Care of Virginia, LLC,
Member

	By:	Tandem Health Care, Inc., its Member

		By:	/s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

SP WILLIAMSBURG, LLC, a Virginia limited
liability company

By:	Tandem Health Care of Virginia, LLC, Member

	By:	Tandem Health Care, Inc., its Member

		By:	/s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

SP WINDSOR, LLC, a Virginia limited liability
company,

By:	Tandem Health Care of Virginia, LLC,
Member

	By:	Tandem Health Care, Inc., its Member

		By:	/s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

TANDEM HEALTH CARE OF FLOYD, LLC, a
Delaware limited liability company

By:	Tandem Health Care, Inc., Member

By: /s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

TANDEM HEALTH CARE OF WOODSTOCK,
LLC, a Delaware limited liability company

By:	Tandem Health Care, Inc., Member

	By:	/s/ Lawrence R. Deering

Name: Lawrence R. Deering
Title: Chairman and CEO

CONSENT, REAFFIRMATION AGREEMENT OF GUARANTOR
          The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Tenant’s duties, covenants and obligations pursuant to the Lease, as hereby amended.

TANDEM HEALTH CARE, INC.,
a Pennsylvania corporation

By:	/s/ Lawrence R. Deering

Name:	Lawrence R. Deering

Its:	Chairman and CEO

By:	/s/ Eugene R. Curcio

Name:	Eugene R. Curcio

Its:	Treasurer and CFO